SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14 a-11(c) or ss. 240.14a-12

                         VIRGINIA FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

                         Cadmus Financial Communications
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         .......................................................................

     (2) Aggregate number of securities to which transaction applies:
         .......................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee was calculated and state how it was determined):
         .......................................................................
     (4) Proposed maximum aggregate value of transaction:
         .......................................................................
     (5) Total fee paid:
         .......................................................................
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         .........................................
     (2) Form, Schedule or Registration Statement No.:
         .........................................
     (3) Filing Party:
         .........................................
     (4) Date Filed:
         .........................................

                   [VIRGINIA FINANCIAL CORPORATION LETTERHEAD]


                                 March 27, 1998



Dear Shareholder:

         The Annual Meeting of Shareholders of Virginia Financial Corporation will be held Monday, April 27, 1998, at 7:30 p.m., local time. The meeting will be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia.

         Included with this letter are several very important items which you should take time to review. These items are:

               1.   Notice of Annual Meeting of Shareholders.
               2.   Proxy Statement.
               3.   PROXY.
               4    The Company's 1997 Annual Report.


         We hope you will attend this meeting; however, if you cannot, we would appreciate your completing the enclosed PROXY and returning it in the envelope provided. Even if you plan to attend, it would be helpful, if you would sign and return the PROXY so that we can be assured of a quorum for the meeting. When registering, you may revoke your PROXY in order to vote in person.

         Your support during 1997 is evidenced in the Company's continued growth. We appreciate your efforts and look forward to 1998.

         Your dividend check for the first quarter of 1998 is enclosed.


                                    Very truly yours,

                                    VIRGINIA FINANCIAL CORPORATION


                                    William P. Heath, Jr.
                                    President

Enclosures

                         VIRGINIA FINANCIAL CORPORATION
                             24 SOUTH AUGUSTA STREET
                                P. O. DRAWER 1309
                            STAUNTON, VIRGINIA 24401

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 1998

To:      SHAREHOLDERS OF VIRGINIA FINANCIAL CORPORATION

         Notice is hereby given that the 1998 Annual Meeting of Shareholders of Virginia Financial Corporation (the "Company") will be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia, on Monday, April 27, 1998, at 7:30 p.m., local time, for the following purposes:

ITEM 1. To elect directors of the Company to serve for a term of one year until the next annual meeting of shareholders or until their successors are elected and qualified.

ITEM 2. To ratify the appointment of Yount, Hyde & Barbour, P.C., independent public accountants, for the fiscal year ending December 31, 1998.

ITEM 3. For the transaction of such other business as may properly be brought before the meeting.

         The Board of Directors has fixed the close of business on March 18, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the 1998 Annual Meeting of Shareholders and any adjournment or adjournments thereof.

         There is included herewith a Proxy Statement to which your attention is directed together with the Company's 1997 Annual Report. It is the intent of management to mail the proxy materials on March 27, 1998.

                                       By Order of the Board of Directors


                                       William P. Heath, Jr.,
                                       President

March 27, 1998

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                         VIRGINIA FINANCIAL CORPORATION
                             24 SOUTH AUGUSTA STREET
                                P. O. DRAWER 1309
                            STAUNTON, VIRGINIA 24401


                     ---------------------------------------
                                 PROXY STATEMENT
                     ---------------------------------------



                      1998 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 1998

         It is the intent of management to mail this Proxy Statement on March 27, 1998. This statement is furnished in connection with the solicitation of proxies to be used at the 1998 Annual Meeting of Shareholders of Virginia Financial Corporation (the "Company") to be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia, on Monday, April 27, 1998, at 7:30 p.m., local time.

Revocation and Voting of Proxies

           Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR proposals 1 and 2, as set forth in the accompanying notice and further described herein.

Voting Rights of Shareholders

           Only those shareholders of record at the close of business on March 18, 1998, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting is 4,000,000. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of Company Common Stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

           With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. The ratification of Yount, Hyde & Barbour, P.C., as the Company's independent public accountants, requires the affirmative vote of a majority of the shares cast on the matter. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether such proposals have been approved and therefore have no effect.

Solicitation of Proxies

           The cost of solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mails, except that officers and regular employees of the Company and Planters Bank & Trust Company of Virginia (the "Bank") may make solicitations of proxies by telephone, telegram, special letter, or by special call, acting without compensation other than regular compensation. It is contemplated that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their charges and expenses in this connection.


                             PRINCIPAL SHAREHOLDERS

         To the best of management's knowledge, the following own either beneficially or of record more than 5% of the Company's outstanding shares of common stock.

    Title of        Name and Address of                Amount and Nature of                 Percent of
      Class            Beneficial Owner                 Beneficial Ownership                  Class
      -----            ----------------                 --------------------                  -----
Common              Carlyle Van D. Cochran                 271,816 Direct                      6.8
                    8205 Kerry Road
                    Chevy Chase, Maryland

Common              Mocomp, Inc.                           279,672 Direct (1)                  7.0
                    P.O. Box 920
                    Verona, Virginia 24482

-----------------------

(1) One hundred percent (100%) of Mocomp, Inc. common stock is owned by a Trust Under Agreement dated January 10, 1992; P. W. Moore, Trustor and P. W. Moore, Jr., Dorothy B. Moore and Benham M. Black, Trustees; Mocomp, Inc. owns 279,672 shares of Company Common Stock. The reporting of such shares is not to be construed as an admission of beneficial ownership by the listed trustees.

                                     ITEM 1

                            CANDIDATES FOR DIRECTORS;
                              ELECTION OF DIRECTORS

         In accordance with the Company's Bylaws, the Board of Directors has the power to fix the number of directors of the Company at not less than five (5) nor more than fifteen (15). The Board has adopted a resolution setting the number of directors to be elected at this Annual Meeting at seven (7) and recommending that the persons listed below be elected as directors to serve until the next Annual Meeting and until their successors are duly elected and qualify. The Board of Directors has no reason to believe that the persons named will not be available, but in the event a vacancy among the nominees occurs prior to the meeting, the proxy will (unless otherwise directed thereon) be voted either for less that seven (7) as the number of directors to be elected or for a substitute nominee or nominees designated by the Board of Directors, and for the remaining nominees.


                                                                                                  Number of Shares
                                    Served as                        Principal                   Beneficially Owned
                                    Director                     Occupation During              as of March 18, 1998
Name (Age)                          Since(1)                    Past Five Years(2)              (Percent of Class)(3)
----------                          --------                    ------------------              ---------------------
Lee S. Baker (47)                    1984                          Owner - Manager,                  18,856 (5)
                                                                Staunton Tractor, Inc.               *

Benham Black (63)                    1969                      Chairman of the Board of              25,032 (6)
                                                               the Company and the Bank;             *
                                                                   Attorney-at-Law,
                                                             Black, Roland & Read, P.L.C.


Harry V. Boney, Jr. (64)             1975                     Vice Chairman of the Board             25,700 (7)
                                                                      of the Bank                    *


William P. Heath, Jr. (52)           1998                      President of the Company              1,798 (8)
                                                                     and the Bank                    *

Jan S. Hoover (41)                   1995                    Vice President and Treasurer,           800
                                                               Arehart Associates, Ltd.              *


                                                                                                  Number of Shares
                                                                     Principal                   Beneficially Owned
                                  Served as                      Occupation During              as of March 18, 1998
Name (Age)                        Since(1)                      Past Five Years(2)              (Percent of Class)(3)
----------                        --------                      ------------------              ---------------------
Martin F. Lightsey (55)              1995                         President and CEO,                 2,800
                                                                Specialty Blades, Inc.               *

James S. Quarforth (43)              1995                    President, CEO and Director,            800
                                                               CFW Communications, Co.;              *
                                                        Director, American Telecasting, Inc.;
                                                              and Chairman, Virginia PCS
                                                                    Alliance, L.C.

All directors and executive                                                                          84,792
officers as a group (8 persons)                                                                      2.12%

---------------------

* Less than 1.0%; based on total outstanding shares of 4,000,000 shares as of date of this Proxy statement.

(1) Dates reference when nominee became a director of the Bank, except that Mr. Black became a director of Augusta Bank and Trust Company, a predecessor of the Bank in 1971. Mr. Heath was appointed to and by the Board of Directors of the Company on January 1, 1998.

(2) Mr. Black has been Chairman of the Board of the Bank since April 13, 1994, and was Vice Chairman of the Bank from April 1984 to April 12, 1994; Mr. Boney was the President of the Bank from January 14, 1976 to December 31, 1996; and Mr. Heath has been President of the Bank since January 1, 1997 and President of the Company since January 1, 1998.

(3) For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.

(4) Includes shares held by affiliated corporations, close relatives, and children, and shares held jointly with spouses or as custodians or trustees for children.

(5)   17,192 shares are registered in the names of corporations.

(6) 100 shares are registered in spouse's name and 5,420 shares are registered in the name of trustees; the reporting of such shares is not to be construed as an admission of beneficial ownership; in addition, Mr. Black is a trustee for Mocomp, Inc., which owns 279,672 shares of the Company's common stock. The reporting of such shares is not to be construed as an admission of beneficial ownership by the listed trustees, and none of these shares are reflected in this table.

(7) 300 shares are registered in spouse's name and 22,000 shares are registered in the name of trustees; the reporting of such shares is not to be construed as an admission of beneficial ownership.

(8) 198 shares are registered in spouse's name; the reporting of such shares are not to be construed as an admission of beneficial ownership.

Committees the Company and Its Subsidiary

         The Company's Board of Directors currently has only one standing committee, the Examination Committee. This committee consists of three directors; Lee S. Baker, Chairman, Jan S. Hoover and Martin F. Lightsey. The Examination Committee will establish the scope and detail of the continuous audit program for the Company, using an internal auditor to protect against improper and unsound practices and to furnish adequate protection to all assets and records. During 1997, the committee did not meet.

         The Company does not have a Nominating Committee. Therefore, the Board of Directors selects candidates for nomination to membership on the Company's Board. The Board also considers those nomination recommendations by shareholders which are submitted, in writing, along with biographical and business experience information, on a timely basis. The Board received no such nominations related to this year's meeting. Nominations for the 1999 Annual Meeting of Shareholders should be received prior to November 1, 1998. During 1997, nominations were made at one meeting.

         The Company's sole operating subsidiary is the Bank, which maintains several standing committees, including an Examination Committee and a Salary Committee.

         Examination Committee. The Bank's Examination Committee consists of five directors: G. Raymond Ergenbright, Chairman; Benham M. Black, Steven C. Corell, William P. Heath, Jr., and James S. Quarforth. The Examination Committee establishes the scope and detail of the continuous audit program and loan review, which is conducted by the internal auditor to protect against improper and unsound practices and to furnish adequate protection to all assets and records.

         Subject to approval of the Board of Directors of the Company and the Company's shareholders, the Bank's Examination Committee engages a qualified firm of certified public accountants to conduct such audit work as is necessary and receives written reports. In addition, the auditor of the Company and its subsidiary, the Bank, reports to the chairman of the Examination Committee on all matters relating to the Company and the Bank. During 1997, the committee held five meetings.

         Personnel and Salary Committee. The Bank's Personnel and Salary Committee consists of four directors: Jan S. Hoover, Chairman, Lee S. Baker, Martin F. Lightsey and James S. Quarforth. The Personnel and Salary Committee provides overall guidance to salary compensation of all personnel. The committee reviews salary administration, as necessary, including evaluation, salary grades and ranges, salary surveys, and recommends to the Board of Directors salary changes when needed. During 1997, the committee held four meetings.

Compensation Committee Interlocks and Insider Participation

         No member of the Bank's Personnel and Salary Committee is or has been an employee of the Company or the Bank. Furthermore, none of the Company's or the Bank's executive officers has served on the board of directors of any company of which a member of the committee is an employee.

Other Transactions With Management

         The Company has had, and expects to have in the future, transactions in the ordinary course of business with a number of its directors, officers, principal shareholders and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and do not involve more than the normal risk of collectability or present other unfavorable features.

         During 1997, the highest aggregate extension of credit to directors, officers, principal shareholders and their associates as a group amounted to $887,656 which is 2.15% of the equity capital of the Company, and the outstanding balances of these credits as of December 31, 1997 amounted to $887,656 which is 2.15% of the equity capital of the Company.

         During 1997, there were no extensions of credit to a director, officer, principal shareholder and/or their associates which exceeded 10% of the Company's capital.

Directors' Fees and Attendance

         During 1997, directors were paid fees at the rate of $110.00 for attendance at each monthly meeting and each special meeting of the Board of Directors. The total directors' fees paid for 1997 were $7,040. Full-time, salaried officers of the Company were not paid for attendance at any Board of Directors meeting.

         During 1997, there were 14 meetings of the Board of Directors and each nominee attended more than 75% of the meetings of the Board of Directors, except James S. Quarforth who attended 71% of the Board of Directors meetings.

         The average attendance of all nominees at Board of Directors meetings was 92%.

Transactions In Which Directors Have An Interest

         During the year 1997, the Company paid $33,346 for legal services to the firm of Black, Noland and Read, of which Mr. Black is a member, and the Company proposes to retain this firm to perform legal services for the Company during 1998.

         During 1997, the Company paid $77,307 to Insurance Partners of Virginia, for various insurance coverages. H. C. Stuart Cochran, a director of Planters Bank & Trust Company of Virginia, is Vice President and Treasurer of Insurance Partners of Virginia.

                             EXECUTIVE COMPENSATION

         The table below sets forth information concerning the annual compensation earned by the executive officers of the Bank. Since the Company was formed as the Bank's holding company effective January 2, 1997, the amounts reflected below related to compensation earned as an officer of the Bank for each of the three years listed. The Company has not paid any compensation to officers of the Company since it was incorporated. However, the individuals current positions are reflected in the principal positions listed.

                           SUMMARY COMPENSATION TABLE

                                                      Annual Compensation
Name and                            ------------------------------------------------------------
Principal                                                                         All Other
Position                            Year(1)     Salary ($)       Bonus($)    Compensation( $)(2)
--------                            -------     -----------     ----------   -------------------
Harry V. Boney, Jr.                  1997         85,000          9,194            21,298
Vice Chairman of the Board of        1996        155,000         14,043            25,686
the Bank                             1995        145,000         14,882            25,548


William P. Heath, Jr.                1997        132,000         14,278            24,634
President of the Company             1996        115,000         10,419            20,772
and President of the Bank            1995             -              -                 -

Joseph Shomo                         1997         95,600         10,341            18,678
Senior Vice President of             1996         90,600          8,209            17,650
the Bank                             1995         86,100          8,837            17,035

Fred D. Bowers                       1997         88,600          9,584            19,266
Secretary/Treasurer of Company       1996         84,000          7,611            18,640
and Senior Vice                      1995         79,800          8,190            18,060
President/Cashier of the Bank

Thomas A. Davis                      1997         81,800          8,848            17,462
Senior Trust Officer                 1996         78,600          7,121            16,158
of the Bank                          1995         74,600          7,656            15,477

(1) Mr. Boney stepped down as the President of the Company on December 31, 1997, and the Board of Directors elected Mr. Heath as the President of the Company effective January 1, 1998. Mr. Heath began his employment with the Bank in 1996.

(2) This amount represents the cost of the following benefits for the named officer. Medical insurance, disability insurance, life insurance and retirement are provided for all full-time employees. Amounts of life insurance are based on individual salary levels for all employees except officers with the title of vice president or above and trust officer or above. These officers receive part term life and part whole life based on individual salary levels. All full-time employees who meet the minimum age requirement of 20 1/2 years of age participate in a defined contribution retirement plan based on total compensation.


Personnel and Salary Committee Report on Executive Compensation

         The Personnel and Salary Committee of the Board of Directors of the Bank has furnished the following report on executive compensation.

         The committee has developed and implemented compensation policies and plans which seek to enhance the profitability of the Company and maximize shareholder value by aligning closely the financial interests of its Senior Officers with those of its Shareholders. The policies are designed to provide competitive levels of compensation to attract and retain corporate officers and key employees with outstanding abilities and to motivate them to perform to the full extent of their abilities. The policies provide for both annual salaries and participation in an incentive compensation plan with all other employees of the Company.

               The Board of Directors approve base salaries at levels competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities after comparing salary ranges of similar sized banks located in Virginia. The Virginia Bankers Association Salary Survey of Virginia Banks is used for comparison of salaries paid for similar positions and responsibilities. The annual and incentive compensation is also closely tied to the Company's success in achieving significant financial performance goals.

   The Board of Directors approves the Chief Executive Officer's annual salary based on the compensation data from selected peer banks, their assessment of past performance and its expectation as to future contributions in leading the Company. In addition to the internal measures above, the Board of Directors also reviews the financial performance of the Company in relation to peer group averages and predetermined goals set by the Board of Directors. A subjective approach is used in its evaluation of these factors and therefore does not rely on a formula or weights of specific factors.

         The incentive compensation plan, which includes all employees of the Company, stresses rewards for achievement of financial goals set each year. This program rewards employees for producing higher income, reducing costs and providing customers with excellent service. The formula for 1997 as adopted by the Board of Directors calls for an incentive of an increasing percentage based on achievement of specified levels of return on assets and asset growth. The formula defines the incentive fund available for distribution for the year. The incentive funds are allocated prorata to all employees based on their salary.

         The foregoing report has been furnished by Committee members Hoover, Baker, Lightsey and Quarforth.


                               SHAREHOLDER RETURN

         Management provides below a line graph which compares the Company's shareholder return with the return of the NASDAQ stock index and to the returns of The Carson Medlin Company's

Independent Bank Index (IBI), an index of 18 financial institutions located in Florida, Georgia, North Carolina, Tennessee and Virginia, as calculated by The Carson Medlin Company, Investment Bankers. The total five year return was calculated for each of the institutions in the peer group taking into consideration changes in stock price, cash dividends, stock dividends, and stock splits since December 31, 1993. The individual results were then weighted by the market capitalization of each institution in the survey relative to the entire peer group.




                                            1992       1993        1994       1995        1996       1997
                                            ----       ----        ----       ----        ----       ----
Planters Bank & Trust Company of Virginia    100        140        178         210        261         299

Independent Bank Index                       100        125        153         208        248         358

NASDAQ Index                                 100        115        112         159        195         240


         Specifically, this graph was created by comparing the percentage change in stock prices for the Company and both indices on a year to year basis, looking only at the closing price of the stock as of December 31 of each year surveyed. Accordingly, this graph may be affected by unusually high or low of a given year. prices at December 31, 1993 or by temporary swings in stock price at December 31 of a given year.

                                     ITEM 2
                              APPROVAL OF AUDITORS

         The Board of Directors has again selected the firm of Yount, Hyde & Barbour, P.C. to serve as the Company's independent auditors for the year beginning January 1, 1998, and is requesting shareholders' approval of this selection. The firm is considered well qualified for the task and the Board recommends approval. During 1997, annual audit fees, including review of filings with SEC, Annual Report to Shareholders, Annual Proxy Statement and preparation of the corporate income tax return amounted to $60,659. These professional services provided were approved by the Board of Directors. Services were provided at independent accountants' regular and customary rates.

         It is expected that a representative of Yount, Hyde & Barbour, P.C. will be present at the Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions from shareholders.

                                     ITEM 3
                                  OTHER MATTERS

         Management knows of no other matter to be presented for consideration at the meeting by management or by shareholders, other than matters described herein. If any other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon in the interest of the Company according to their best judgment.

                  INFORMATION RELATING TO SHAREHOLDER PROPOSALS

         In the event shareholders of the Company intend to make any proposals to be presented at the next Annual Meeting of Shareholders of the Company to be held April 26, 1999, such proposals must be received at the Company's principal executive offices at 24 South Augusta Street, Staunton, Virginia 24401, by November l, 1998, in order for such proposals to be included in the Company's proxy statement and form of proxy relating to such meeting.

                            AVAILABILITY OF FORM 10-K

         ON OR ABOUT MARCH 31, 1998, THE COMPANY, WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT (FORM 10-K) FOR THE YEAR 1997. THE COMPANY WILL PROVIDE A COPY OF THE COMPANY'S FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WITHOUT CHARGE, TO ANY PERSON FROM WHOM THE BOARD OF DIRECTORS HAS SOLICITED A PROXY FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS, UPON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO MR. FRED D. BOWERS, SECRETARY/TREASURER, VIRGINIA FINANCIAL CORPORATION, DRAWER 1309, STAUNTON, VIRGINIA 24402-1309.

                       BY ORDER OF THE BOARD OF DIRECTORS

STAUNTON, VIRGINIA
March 27, 1998                              William P. Heath, Jr. , President

                                     PROXY
                         Virginia Financial Corporation
                       1998 Annual Meeting of Shareholders
                               Held April 27, 1998

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned Shareholder hereby constitutes and appoints H. C. Stuart Cochran and Steven C. Corell, or either of them, proxies of the undersigned, with full power of substitution, to vote the shares of common stock of Virginia Financial Corporation, outstanding in the name of the undersigned, at the 1998 Annual Meeting of Shareholders of Virginia Financial Corporation to be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia, on the 27th day of April, 1998, at 7:30 p.m., local time, and at any adjournment of adjournments thereof, with all powers the undersigned would possess if personally present:

ITEM 1: To elect the seven (7) nominees for Directors as set forth in the Proxy Statement including voting for a lesser number, if a vacancy occurs among the nominees, and voting in respect to any substitute nominee of nominees designated by the Board of Directors.

_____FOR all nominees listed below        _____WITHHOLD AUTHORITY
(except as marked to the contrary below)  to vote for all nominees listed below

        Lee S. Baker                           Jan S. Hoover
        Benham M. Black                        Martin F. Lightsey
        Harry V. Boney, Jr.                    James S. Quarforth
        William P. Heath,  Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

I withhold authority for ______________________________________________________

ITEM 2: To ratify the appointment of Yount, Hyde & Barbour, P.C, as independent public accountants for the year ending December 31, 1998.

         _____FOR                               _____AGAINST

ITEM 3: To take action upon such other matters as may properly come before the meeting or any adjournment of adjournments thereof:

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON ITEMS 1 AND 2 LISTED ABOVE, AND YOUR PROXY WILL BE VOTED FOR ITEMS 1 AND 2 IF NO SPECIFICATION IS MADE. IF ANY OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY BE VOTED WITH RESPECT THERETO IN THE INTEREST OF THE COMPANY ACCORDING TO THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING THE PROXY.

                                     (Over)

         This proxy is revocable by you at any time prior to the voting of the shares represented, by notifying the Secretary of the Company in writing before such vote or by filing another proxy with the Secretary bearing a later date. Shareholders who are present at the meeting may withdraw their proxy and vote in person. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Both joint holders should sign.


Dated ______________________, 1998        _______________________________(SEAL)

Number of Shares ___________              _______________________________(SEAL)

                                          _______________________________(SEAL)

Return to:
Virginia Financial Corporation
P.O. Drawer 1309
Staunton, Virginia 24402-1309